Exhibit 1


                             JOINT FILING AGREEMENT

         This will confirm the agreement by and among all the undersigned that the Schedule 13G filed on or about this date with respect to the beneficial ownership of the undersigned of shares of the Common Stock without par value of Standard Management Corporation is being filed on behalf of each of the undersigned. This agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.


Dated:  July 10, 1997                          CONSECO, INC.



                                               By:/s/Rollin M. Dick
                                                  ----------------------
                                                  Rollin M. Dick,
                                                  Executive Vice President


                                               GREAT AMERICAN RESERVE INSURANCE
                                               COMPANY


                                               By:/s/Rollin M. Dick
                                                 -------------------------
                                               Rollin M. Dick,
                                               Executive Vice President


                                               CAPITOL AMERICAN LIFE INSURANCE
                                               COMPANY



                                               By:/s/Rollin M. Dick
                                                  ------------------------
                                                  Rollin M. Dick,
                                                  Executive Vice President


                                               TRANSPORT LIFE INSURANCE COMPANY

                                               By:/s/Rollin M. Dick
                                                  ------------------------
                                                  Rollin M. Dick,
                                                  Executive Vice President